                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Thousand Dollars ($10,000), the receipt of which is hereby acknowledged, Jackson T. Stephens ("Assignor"), hereby assigns to James Terry ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 28th day of February, 1996.

                                        ASSIGNOR:


                                        By:      /s/  J. T. Stephens
                                           ------------------------------------
                                        J.T. Stephens Trust One, UID 1/4/88

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Fifteen Thousand Dollars ($15,000), the receipt of which is hereby acknowledged, Jackson T. Stephens ("Assignor"), hereby assigns to Karen Trimmer ("Assignee"), without recourse, all of its economic right, title and interest in and to 15,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 6th day of March, 1996.

                                        ASSIGNOR:


                                        By:      /s/   J. T. Stephens
                                           ------------------------------------
                                        J.T. Stephens Trust One, UID 1/4/88

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to John Calhoun ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Harriet Calhoun Stephens Trust ("Assignor"), hereby assigns to John Calhoun ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Harriet Calhoun Stephens Trust


                                        By:      /s/  Harriet C. Stephens
                                        ---------------------------------------
                                        Harriet C. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Rebecca Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                            -----------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Harriet Calhoun Stephens Trust ("Assignor"), hereby assigns to Rebecca Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Harriet Calhoun Stephens Trust


                                        By:      /s/  Harriet C. Stephens
                                            -----------------------------------
                                        Harriet C. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Sarah L. Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:    /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Harriet Calhoun Stephens Trust ("Assignor"), hereby assigns to Sarah L. Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Harriet Calhoun Stephens Trust


                                        By:      /s/  Harriet C. Stephens
                                        ----------------------------------------
                                        Harriet C. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Paula Calhoun Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Harriet Calhoun Stephens Trust ("Assignor"), hereby assigns to Paula Calhoun Dickson ("Assignee"), without recourse, all of its economic right, title and interest in and to 10,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 1st day of March, 1996.

                                        ASSIGNOR:

                                        Harriet Calhoun Stephens Trust


                                        By:      /s/  Harriet C. Stephens
                                            -----------------------------------
                                        Harriet C. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Steve Baudier ("Assignee"), without recourse, all of its economic right, title and interest in and to 5,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 7th day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                            -----------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of forty-six thousand, two hundred and fifty dollars ($46,250.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Steve Baudier ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 2,500 shares of common stock of Power-One, Inc., a Delaware corporation. The 2,500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 2,500 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 12th day of November, 1997.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Steve Baudier
                                        ---------------------------------------
                                        Steve Baudier


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of seven thousand, six hundred and twenty-five dollars ($7,625.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Steve Baudier ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 500 shares of common stock of Power-One, Inc., a Delaware corporation. The 500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 2,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 16th day of January, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Steve Baudier
                                        ---------------------------------------
                                        Steve Baudier


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Earsie Carter ("Assignee"), without recourse, all of its economic right, title and interest in and to 5,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 7th day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of thirty-six thousand dollars ($36,000), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 2,000 shares of common stock of Power-One, Inc., a Delaware corporation. The 2,000 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 3,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the second day of October, 1997.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Earsie Carter
                                        ---------------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of eighteen thousand, six hundred and twenty-five dollars ($18,625), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 1,000 shares of common stock of Power-One, Inc., a Delaware corporation. The 1,000 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 2,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the sixth day of October, 1997.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Earsie Carter
                                        ---------------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of fifteen thousand, two hundred and fifty dollars ($15,250), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 1,000 shares of common stock of Power-One, Inc., a Delaware corporation. The 1,000 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 1,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 14th day of January, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Earsie Carter
                                        ---------------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of seven thousand, seven hundred and fifty dollars ($7,750.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 500 shares of common stock of Power-One, Inc., a Delaware corporation. The 500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 500 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 6th day of March, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                                 /s/  Earsie Carter
                                        ---------------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee

                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Warren A. Stephens Trust ("Assignor"), hereby assigns to Becky Estes ("Assignee"), without recourse, all of its economic right, title and interest in and to 5,000 shares of common stock ("Shares") of Power-One, Inc., a Delaware corporation.

                 Assignor agrees to transfer title to the Shares to Assignee along with a stock certificate at such time as Assignor is under no contractual or legal restriction to do so. Until such time as Assignor delivers such stock certificate to Assignee, Assignor shall remain the record holder of the Shares and shall retain all voting rights with respect to the Shares. Assignee shall be entitled to all economic interest in the Shares (other than Assignor's right to receive dividends for the payment of applicable income taxes).

                 Dated this 7th day of March, 1996.

                                        ASSIGNOR:

                                        Warren A. Stephens Trust


                                        By:      /s/  Warren A. Stephens
                                           ------------------------------------
                                        Warren A. Stephens, Trustee